Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS

WESTMORELAND COAL COMPANY

PART I - FINANCIAL INFORMATION
ITEM 1
FINANCIAL STATEMENTS

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
(Unaudited)

	March 31, 2014	December 31, 2013
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$61,900	$61,110
Receivables:
Trade	64,715	66,196
Contractual third-party reclamation receivables	8,213	8,487
Other	1,375	5,086
	74,303	79,769
Inventories	35,447	39,972
Restricted investments and bond collateral	16,900	5,998
Other current assets	16,643	18,190
Total current assets	205,193	205,039
Property, plant and equipment:
Land and mineral rights	278,198	278,188
Plant and equipment	673,189	657,696
	951,387	935,884
Less accumulated depreciation, depletion and amortization	461,754	445,848
Net property, plant and equipment	489,633	490,036
Advanced coal royalties	7,263	7,311
Reclamation deposits	75,315	74,921
Restricted investments and bond collateral	523,483	69,235
Contractual third-party reclamation receivables, less current portion	88,036	88,303
Intangible assets, net of accumulated amortization of $14.5 million and $14.1 million at March 31, 2014 and December 31, 2013, respectively	1,099	1,520
Other assets	17,125	10,320
Total Assets	$1,407,147	$946,685
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets (Continued)
(Unaudited)

	March 31, 2014	December 31, 2013
	(In thousands)
Liabilities and Shareholders’ Deficit
Current liabilities:
Current installments of long-term debt	$48,586	$44,343
Accounts payable and accrued expenses:
Trade	62,598	57,507
Production taxes	46,794	41,905
Workers’ compensation	712	717
Postretirement medical benefits	13,955	13,955
SERP	390	390
Deferred revenue	16,034	14,068
Asset retirement obligations	22,227	23,353
Other current liabilities	24,390	16,790
Total current liabilities	235,686	213,028
Long-term debt, less current installments	751,645	295,494
Workers’ compensation, less current portion	6,680	6,744
Excess of black lung benefit obligation over trust assets	9,376	8,675
Postretirement medical benefits, less current portion	271,275	270,374
Pension and SERP obligations, less current portion	23,524	24,176
Deferred revenue, less current portion	43,299	46,567
Asset retirement obligations, less current portion	259,036	256,511
Intangible liabilities, net of accumulated amortization of $12.7 million and $12.4 million at March 31, 2014 and December 31, 2013, respectively	5,339	5,606
Other liabilities	7,503	7,389
Total liabilities	1,613,363	1,134,564
Shareholders’ deficit:
Preferred stock of $1.00 par value
Authorized 5,000,000 shares; issued and outstanding 121,223 shares at March 31, 2014 and 159,960 at December 31, 2013	121	160
Common stock of $2.50 par value
Authorized 30,000,000 shares; issued and outstanding 14,862,595 shares at March 31, 2014 and 14,592,231 shares at December 31, 2013	37,155	36,479
Other paid-in capital	134,952	134,861
Accumulated other comprehensive loss	(63,369)	(63,595)
Accumulated deficit	(315,075)	(295,784)
Total shareholders’ deficit	(206,216)	(187,879)
Total Liabilities and Shareholders’ Deficit	$1,407,147	$946,685
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(In thousands, except per share data)
Revenues	$180,202	$161,448
Cost, expenses and other:
Cost of sales	138,630	130,421
Depreciation, depletion and amortization	16,059	14,426
Selling and administrative	13,331	11,887
Heritage health benefit expenses	3,544	3,951
Loss (gain) on sales of assets	38	(234)
Restructuring charges	397	—
Other operating loss (income)	150	(4,737)
	172,149	155,714
Operating income	8,053	5,734
Other income (expense):
Interest expense	(20,798)	(10,160)
Interest income	302	297
Loss on foreign exchange	(6,790)	—
Other income	93	70
	(27,193)	(9,793)
Loss before income taxes	(19,140)	(4,059)
Income tax expense (benefit)	(110)	28
Net loss	(19,030)	(4,087)
Less net loss attributable to noncontrolling interest	—	(1,702)
Net loss attributable to the Parent company	(19,030)	(2,385)
Less preferred stock dividend requirements	261	340
Net loss applicable to common shareholders	$(19,291)	$(2,725)
Net loss per share applicable to common shareholders:
Basic and diluted	$(1.30)	$(0.19)
Weighted average number of common shares outstanding
Basic and diluted	14,787	14,282
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Net loss	$(19,030)	$(4,087)
Other comprehensive income (loss):
Pension and other postretirement plans:
Amortization of accumulated actuarial gains or losses, pension	359	741
Amortization of accumulated actuarial gains or losses, transition obligations, and prior service costs, postretirement medical benefit	5	1,001
Tax effect of other comprehensive income gains	(138)	—
Other comprehensive income	226	1,742
Comprehensive loss attributable to the Parent company	$(18,804)	$(2,345)
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Statements of Shareholders’ Deficit
Three Months Ended March 31, 2014
(Unaudited)

	Preferred Stock		Common Stock		Other Paid-In Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
	(In thousands, except shares data)
Balance at December 31, 2013	159,960	$160	14,592,231	$36,479	$134,861	$(63,595)	$(295,784)	$(187,879)
Preferred dividends declared	—	—	—	—	—	—	(261)	(261)
Common stock issued as compensation	—	—	—	—	728	—	—	728
SARs exercised	—	—	5,723	14	(14)	—	—	—
Conversion of convertible notes and securities	(38,737)	(39)	264,641	662	(623)	—	—	—
Net loss	—	—	—	—	—	—	(19,030)	(19,030)
Other comprehensive income	—	—	—	—	—	226	—	226
Balance at March 31, 2014	121,223	$121	14,862,595	$37,155	$134,952	$(63,369)	$(315,075)	$(206,216)
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Cash flows from operating activities:
Net loss	$(19,030)	$(4,087)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, depletion and amortization	16,059	14,426
Accretion of asset retirement obligation and receivable	3,479	3,180
Non-cash tax benefits	(138)	—
Amortization of intangible assets and liabilities, net	153	164
Share-based compensation	728	2,386
Loss (gain) on sales of assets	38	(234)
Amortization of deferred financing costs	271	933
Loss on sales of investment securities	—	7
Loss on foreign exchange	6,790	—
Changes in operating assets and liabilities:
Receivables, net	5,202	120
Inventories	4,525	(2,687)
Excess of black lung benefit obligation over trust assets	701	83
Accounts payable and accrued expenses	10,959	3,245
Deferred revenue	(1,302)	160
Income tax payable	28	27
Accrual for workers’ compensation	(69)	(191)
Asset retirement obligations	(1,352)	(3,207)
Accrual for postretirement medical benefits	906	1,985
Pension and SERP obligations	(293)	742
Other assets and liabilities	1,993	4,164
Net cash provided by operating activities	29,648	21,216
Cash flows from investing activities:
Additions to property, plant and equipment	(3,050)	(5,301)
Change in restricted investments and bond collateral and reclamation deposits	(465,544)	(6,435)
Net proceeds from sales of assets	—	441
Proceeds from the sale of restricted investments	—	5,619
Receivable from customer for property and equipment purchases	(10)	(49)
Other	(60)	—
Net cash used in investing activities	(468,664)	(5,725)
Cash flows from financing activities:
Change in book overdrafts	(315)	820
Borrowings from long-term debt, net of debt premium	454,219	—
Repayments of long-term debt	(6,239)	(6,573)
Borrowings on revolving lines of credit	—	6,000
Repayments on revolving lines of credit	—	(6,000)
Debt issuance costs and other refinancing costs	(7,598)	(156)
Preferred dividends paid	(261)	(340)
Net cash provided by (used in) financing activities	439,806	(6,249)
Net increase in cash and cash equivalents	790	9,242
Cash and cash equivalents, beginning of period	61,110	31,610
Cash and cash equivalents, end of period	$61,900	$40,852
See accompanying Notes to Consolidated Financial Statements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	BASIS OF PRESENTATION
The accompanying unaudited consolidated financial statements include accounts of Westmoreland Coal Company, or the Company, or Parent, and its subsidiaries and controlled entities. The Company’s current principal activities, all conducted within the United States, are the production and sale of coal from its mines in Montana, Wyoming, North Dakota and Texas, and the ownership of the Roanoke Valley power plants, or ROVA, in North Carolina. The Company’s activities are primarily conducted through wholly owned subsidiaries. All intercompany transactions and accounts have been eliminated in consolidation.
The Company’s Kemmerer Mine is owned by its subsidiary Westmoreland Kemmerer, Inc., or Kemmerer. The Company’s Absaloka Mine is owned by its subsidiary Westmoreland Resources, Inc., or WRI. The Beulah, Jewett, Rosebud, and Savage Mines are owned through the Company’s subsidiary Westmoreland Mining LLC, or WML.
The consolidated financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles and require use of management’s estimates. The financial information contained in this Form 10-Q is unaudited, but reflects all adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial information for the periods shown. Such adjustments are of a normal recurring nature. The results of operations for the three months ended March 31, 2014 are not necessarily indicative of results to be expected for the year ending December 31, 2014.
These quarterly consolidated financial statements should be read in conjunction with the consolidated financial statements and notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, or the 2013 Form 10-K. The accounting principles followed by the Company are set forth in the Notes to the Company’s consolidated financial statements in its 2013 Form 10-K. Most of the descriptions of the accounting principles and other footnote disclosures previously made have been omitted in this report so long as the interim information presented is not misleading or inconsistent.
Sherritt Acquisition
On December 24, 2013, the Company entered into an agreement to acquire the coal operations of Sherritt International Corporation, or Sherritt, which consist of its Prairie and Mountain coal mining operations, collectively referred to as the Sherritt Acquisition. These operations include seven producing thermal coal mines in the Canadian provinces of Alberta and Saskatchewan, a 50% interest in an activated carbon plant and a Char production facility. The preliminary purchase price of $435 million will be made up of $293 million of cash consideration and the assumption of an estimated $142 million of capital lease liabilities, subject to certain adjustments provided for in the agreement, relating to, among other things, working capital, indebtedness, pension plan funding and coal inventory. Acquisition and financing costs of $18.1 million have been expensed for the three months ended March 31, 2014; which includes $6.8 million of loss on foreign exchange as described in Note 8, $6.1 million of interest expense on the New Notes as described in Note 4, $4.9 million included in Interest expense related to a bridge facility commitment fee, and $0.3 million of other expenses included in Selling and administrative costs. The Company expects this acquisition to be completed during the second quarter of 2014.
Debt Obligations
The Company is subject to three major debt arrangements: (1) $81.0 million in aggregate principal amount of senior secured notes at WML that are collateralized by all assets of WML, Westmoreland Savage Corporation, or WSC, Western Energy Company, or WECO, and Dakota Westmoreland Corporation, or DWC; and (2) $251.5 million in aggregate principal amount of senior secured notes at the Parent level that are collateralized by the assets of the Parent, WRI, Kemmerer and ROVA; and (3) $425.0 million in aggregate principal amount of 10.75% senior secured notes, referred to as the New Notes, which are also collateralized by the assets of the Parent, WRI, Kemmerer and ROVA. The proceeds from the New Notes will be used primarily to pay the purchase price and related expenses for the Sherritt Acquisition, to prepay the outstanding senior secured notes issued of WML debt, and for working capital. The proceeds are being held in escrow pending the completion of the Sherritt Acquisition. See Note 4 for additional details.
Business Interruption Insurance
The Company received business interruption insurance proceeds for the three months ended March 31, 2014 due to an explosion and subsequent fire at a customer’s facility that occurred in November 2011. Operations at that facility resumed during October 2013. The Company recognizes income as business interruption losses are incurred and reimbursement is virtually assured. The Company reports this income in Other operating income and recognized nil and $4.8 million of income for the three months ended March 31, 2014 and 2013, respectively. The Company received $4.6 million of cash proceeds for

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

the three months ended March 31, 2014 related to income recorded in 2013. Insurance proceeds are included in Net cash provided by operating activities. As of March 31, 2014, the Company has collected all cash proceeds related to income recognized.
Derivatives
The Company utilized foreign exchange derivatives to manage exposure to fluctuations in the exchange rates of the Canadian dollar regarding the Sherritt acquisition. The Company does not utilize derivative financial instruments for trading purposes or for speculative purposes. The Company's derivative instruments are recorded on the Consolidated Balance Sheets in Other current assets and Other current liabilities at fair value with changes in fair value recognized in the statement of operations at the end of each period in Loss on foreign exchange.
Income Taxes
The difference between the statutory income tax rate and the effective income tax rate is due to a change in the valuation allowance recorded against the net deferred tax assets.
Restructuring Charges
In 2013, the Company entered into an agreement with Dominion Virginia Power, a subsidiary of Dominion, to restructure the remaining five years of the ROVA I and ROVA II contracts. During the first quarter of 2014, the Company recorded a restructuring charge of $0.4 million for additional contractual obligations. The Company expects that the $5.1 million of accruals will be paid out in the second quarter of 2014.
The table below represents the restructuring provision activity during the three months ended March 31, 2014 (in millions):

Beginning Balance	Restructuring Charges	Restructuring Payments	Ending Balance
$5.1	$0.4	$0.4	$5.1
Recently Adopted Accounting Pronouncements

The Company did not adopt any new accounting pronouncements during the three months ended March 31, 2014.

2.	INVENTORIES
Inventories consisted of the following:

	March 31, 2014	December 31, 2013
	(In thousands)
Coal stockpiles	$1,189	$543
Coal fuel inventories	1,844	6,161
Materials and supplies	33,189	34,233
Reserve for obsolete inventory	(775)	(965)
Total	$35,447	$39,972

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

3.	RESTRICTED INVESTMENTS AND BOND COLLATERAL
The Company’s restricted investments and bond collateral consist of the following:

	March 31, 2014	December 31, 2013
	(In thousands)
Coal Segment:
WML debt reserve account	$13,068	$13,067
Reclamation bond collateral:
Kemmerer Mine	24,944	24,966
Absaloka Mine	11,670	11,653
Rosebud Mine	3,145	3,145
Beulah Mine	1,270	1,270
Power Segment:
Letter of credit account	—	5,998
Corporate Segment:
Proceeds from the New Notes held in escrow	454,219	—
Other requirements for Sherritt Acquisition held in escrow	16,900	—
Postretirement medical benefit bonds	8,481	8,467
Workers’ compensation bonds	6,686	6,667
Total restricted investments and bond collateral	540,383	75,233
Less current portion	(16,900)	(5,998)
Total restricted investments and bond collateral, less current portion	$523,483	$69,235

For all of its restricted investments and bond collateral accounts, the Company can select from limited fixed-income investment options for the funds and receive the investment returns on these investments. Funds in the restricted investments and bond collateral accounts are not available to meet the Company’s general cash needs. Net proceeds from the New Notes (see Note 4) are held in escrow pending the completion of the Sherritt Acquisition and are held entirely in cash. Other requirements for the Sherritt Acquisition include cash required to be deposited in a restricted account for interest accrued as of March 31, 2014 for the New Notes and other fees expected to be paid in connection with the Sherritt Acquisition.

These accounts include held-to-maturity securities. Held-to-maturity securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts calculated on the effective interest method. Interest income is recognized when earned.

The Company’s carrying value and estimated fair value of its restricted investments and bond collateral at March 31, 2014 are as follows:

	Carrying Value	Fair Value
	(In thousands)
Cash and cash equivalents	$503,391	$503,391
Time deposits	2,444	2,444
Held-to-maturity securities	34,548	34,707
	$540,383	$540,542

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Held-to-Maturity Restricted Investments and Bond Collateral

The amortized cost, gross unrealized holding gains and fair value of held-to-maturity securities at March 31, 2014 is as follows (in thousands):

Amortized cost	$34,548
Gross unrealized holding gains	440
Gross unrealized holding losses	(281)
Fair value	$34,707
Maturities of held-to-maturity securities are as follows at March 31, 2014:

	Amortized Cost	Fair Value
	(In thousands)
Due within one year	$1,193	$1,217
Due in five years or less	19,539	19,752
Due after five years to ten years	6,718	6,717
Due in more than ten years	7,098	7,021
	$34,548	$34,707

The Company does not intend to sell its held-to-maturity securities and it is not more likely than not that the Company will be required to sell the securities before recovery of amortized cost bases, which may be at maturity.

As of February 2014, the Company is no longer required to fund a letter of credit account for its power operations.

4.	LINES OF CREDIT AND LONG-TERM DEBT
The amounts outstanding under the Company’s long-term debt consisted of the following as of the dates indicated:

	Total Debt Outstanding
	March 31, 2014	December 31, 2013
	(In thousands)
10.75% Senior Notes due 2018	$251,500	$251,500
New Notes - 10.75% senior notes due 2018	425,000	—
8.02% WML term debt due 2018	81,000	85,500
Capital lease obligations	21,465	10,153
Other	1,093	1,209
Debt premium (discount), net	20,173	(8,525)
Total debt outstanding	800,231	339,837
Less current installments	(48,586)	(44,343)
Total debt outstanding, less current installments	$751,645	$295,494

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

The following table presents aggregate contractual debt maturities of all long-term debt:

As of March 31, 2014
(In thousands)
2014	$19,569
2015	24,710
2016	24,055
2017	24,664
2018	684,556
Thereafter	2,504
Total	780,058
Plus: debt premium (discount), net	20,173
Total debt	$800,231

On February 7, 2014, the Company closed on a private offering of $425.0 million in aggregate principal amount of 10.75% senior notes due 2018 at a price of 106.875% plus accrued interest from February 1, 2014, referred to as the New Notes. Total proceeds of the offering was $454.2 million, which included $29.2 million of debt premium. The net proceeds of the offering of the New Notes will be used to finance the approximately $293 million cash portion of the purchase price of the Sherritt Acquisition, an estimated $58 million to satisfy the cash bonding obligations for the Sherritt mines and cash transaction costs associated with the acquisition and offering of the New Notes of approximately $26 million. The remaining balance of the proceeds will be used to fund the prepayment of the WML Notes and for other general corporate purposes. The proceeds of the offering are being held in escrow pending the completion of the acquisition. The Company will pay interest on the New Notes semi-annually on February 1st and August 1st of each year beginning on August 1, 2014. The Company capitalized debt issuance costs of $7.6 million during the three months ended March 31, 2014.

Promptly following the completion of the Sherritt Acquisition, the Company will exchange the New Notes for $425 million aggregate principal amount of add-on 10.75% senior secured notes due 2018 (the “Add-On Notes”) and the Company will become party to a registration rights agreement, pursuant to which the Company will agree to register with the Securities and Exchange Commission the exchange of Add-On Notes for registered notes with the same terms as the existing 10.75% Senior Notes due 2018.

If the Sherritt Acquisition is not completed on or prior to June 30, 2014, then the New Notes will be subject to a mandatory redemption at a redemption price equal to 101% of the offering price of the New Notes, plus accrued and unpaid interest through the mandatory redemption date.

During the three months ended March 31, 2014, we entered into $12.9 million of new capital leases at our Kemmerer Mine.

Additional information regarding the Company's debt is outlined in Note 5 to the Consolidated Financial Statements in the Company's 2013 Annual Report on Form 10-K.

5.	POSTRETIREMENT MEDICAL BENEFITS AND PENSION
Postretirement Medical Benefits
The Company provides postretirement medical benefits to retired employees and their dependents as mandated by the Coal Industry Retiree Health Benefit Act of 1992 and pursuant to collective bargaining agreements. The Company also provides these benefits to qualified full-time employees pursuant to collective bargaining agreements.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

The components of net periodic postretirement medical benefit cost are as follows:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Components of net periodic benefit cost:
Service cost	$822	$1,109
Interest cost	3,203	3,035
Amortization of deferred items	5	1,001
Total net periodic benefit cost	$4,030	$5,145
The following table shows the net periodic postretirement medical benefit costs that relate to current and former mining operations:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Former mining operations	$2,403	$3,119
Current operations	1,627	2,026
Total net periodic benefit cost	$4,030	$5,145

The costs for the former mining operations are included in Heritage health benefit expenses and costs for current operations are included in Cost of sales and Selling and administrative expenses.
Pension

The Company provides pension benefits to qualified full-time employees pursuant to collective bargaining agreements.

The Company incurred net periodic benefit costs of providing these pension benefits as follows:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Components of net periodic benefit cost:
Service cost	$500	$534
Interest cost	1,747	1,625
Expected return on plan assets	(2,154)	(2,060)
Amortization of deferred items	359	741
Total net periodic pension cost	$452	$840
These costs are included in Cost of sales and Selling and administrative expenses.

The Company contributed $0.6 million of cash contributions to its pension plans in the three months ended March 31, 2014 and expects to make $3.7 million of pension plan contributions during the remainder of 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

6.	HERITAGE HEALTH BENEFIT EXPENSES
The caption Heritage health benefit expenses used in the consolidated statements of operations refers to costs of benefits the Company provides to its former mining operation employees. The components of these expenses are as follows:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Health care benefits	$2,276	$3,176
Combined benefit fund payments	512	576
Workers’ compensation benefits	136	116
Black lung benefits	620	83
Total	$3,544	$3,951

7.	ASSET RETIREMENT OBLIGATIONS, CONTRACTUAL THIRD-PARTY RECLAMATION RECEIVABLE, AND RECLAMATION DEPOSITS
The asset retirement obligation, contractual third-party reclamation receivable, and reclamation deposits for each of the Company’s mines and ROVA at March 31, 2014 are summarized below:

	Asset Retirement Obligation	Contractual Third-Party Reclamation Receivable	Reclamation Deposits
	(In thousands)
Rosebud	$127,989	$21,656	$75,315
Jewett	74,247	74,247	—
Absaloka	37,286	346	—
Beulah	17,764	—	—
Kemmerer	17,569	—	—
Savage	5,499	—	—
ROVA	909	—	—
Total	$281,263	$96,249	$75,315
Asset Retirement Obligations
Changes in the Company’s asset retirement obligations were as follows:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Asset retirement obligations, beginning of year (including current portion)	$279,864	$263,847
Accretion	5,836	5,481
Liabilities settled	(4,437)	(5,839)
Asset retirement obligations, end of period	281,263	263,489
Less current portion	(22,227)	(23,154)
Asset retirement obligations, less current portion	$259,036	$240,335

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Contractual Third-Party Reclamation Receivables
At March 31, 2014, the Company has recognized as an asset of $96.2 million as contractual third-party reclamation receivables, representing the present value of customer obligations to reimburse the Company for future reclamation expenditures at the Company’s Rosebud, Jewett and Absaloka Mines.
Reclamation Deposits
The Company’s reclamation deposits will be used to fund final reclamation activities. The Company’s carrying value and estimated fair value of its reclamation deposits at March 31, 2014 are as follows:

	Carrying Value	Fair Value	Fair Value Hierarchy
	(In thousands)
Cash and cash equivalents	$49,627	$49,627	Level 1
Held-to-maturity securities	25,688	26,401	Level 2
	$75,315	$76,028
Held-to-Maturity Reclamation Deposits
The amortized cost, gross unrealized holding gains and losses and fair value of held-to-maturity securities at March 31, 2014 are as follows (in thousands):

Amortized cost	$25,688
Gross unrealized holding gains	826
Gross unrealized holding losses	(113)
Fair value	$26,401

Maturities of held-to-maturity securities are as follows at March 31, 2014:

	Amortized Cost	Fair Value
	(In thousands)
Within one year	$479	$468
Due in five years or less	17,562	17,880
Due after five years to ten years	4,869	5,023
Due in more than ten years	2,778	3,030
	$25,688	$26,401

The Company does not intend to sell its held-to-maturity securities and it is not more likely than not that the Company will be required to sell the securities before recovery of amortized cost bases, which may be at maturity.

8.	DERIVATIVE INSTRUMENTS
Derivative Assets and Liabilities
The Company evaluates all of its financial instruments to determine if such instruments are derivatives, derivatives that qualify for the normal purchase normal sale exception, or contain features that qualify as embedded derivatives. All derivative financial instruments, except for derivatives that qualify for the normal purchase normal sale exception, are recognized on the balance sheet at fair value. Changes in fair value are recognized in earnings if they are not eligible for hedge accounting or in other comprehensive income if they qualify for cash flow hedge accounting.
In the first quarter of 2014, the Company entered into two foreign currency exchange forward contracts to purchase Canadian Dollars in order to hedge a portion of its exposure to fluctuating rates of exchange on anticipated Canadian Dollar-denominated Sherritt Acquisition cash flows. As of March 31, 2014, the Company had two individual foreign currency exchange forward contracts with external counterparties for a total notional amount of $348.3 million, which both have settlement dates of April 30, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

The fair value of outstanding derivative instruments not designated as hedging instruments on the accompanying Consolidated Balance Sheets was as follows (in thousands):

Derivative Instruments	Balance Sheet Location	March 31, 2014
Canadian dollar foreign exchange forward contracts	Other current assets	$246
Canadian dollar foreign exchange forward contracts	Other current liabilities	(7,036)
The effect of derivative instruments not designated as hedging instruments on the accompanying Consolidated Statements of Operations was as follows (in thousands):

Derivative Instruments	Statement of Operations Location	Three Months Ended March 31, 2014
Canadian dollar foreign exchange forward contracts	Loss on foreign exchange	$(6,790)

9.	FAIR VALUE MEASUREMENTS
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Notes 3, 7 and 8 for additional disclosures related to fair value measurements.
Fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

•	Level 1, defined as observable inputs such as quoted prices in active markets for identical assets.

•
Level 2, defined as observable inputs other than Level 1 prices. These include quoted prices for similar assets or liabilities in an active market, quoted prices for identical assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Long-term debt fair value estimates are based on observed prices for securities with an active trading market when available (Level 2) and otherwise using discount rate estimates based on interest rates as of March 31, 2014 (Level 3). The estimated fair values of the Company’s debt with fixed interest rates are as follows:

	Carrying Value	Fair Value
	(In thousands)
December 31, 2013	$328,473	$364,329
March 31, 2014	$777,670	$823,603
The Company uses derivative financial instruments, primarily foreign exchange contracts, to reduce its exposure to market risks from changes in foreign exchange rates. These foreign exchange contracts are measured at fair value using quoted forward foreign exchange prices from counterparties corroborated by market-based pricing (Level 2). Additional information related to the Company’s derivative financial instruments is disclosed in Note 1 and Note 8 to the consolidated financial statements.
The Company’s non-recurring fair value measurements include asset retirement obligations (refer to Note 7).
The Company determines the estimated fair value of its asset retirement obligations by calculating the present value of estimated cash flows related to reclamation liabilities using Level 3 inputs. The significant inputs used to calculate such liabilities includes estimates of costs to be incurred, the Company’s credit adjusted discount rate, inflation rates and estimated dates of reclamation. The asset retirement liability is accreted to its present value each period and the capitalized asset retirement cost is depleted using the units-of-production method.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

The fair value of assets and liabilities acquired through business combinations is calculated using a discounted-cash flow approach using Level 3 inputs. Cash flow estimates require forecasts and assumptions for many years into the future for a variety of factors.

10.	SHAREHOLDERS’ EQUITY AND ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Preferred Stock

The Company has outstanding Series A Convertible Exchangeable Preferred Stock on which cumulative dividends of $2.125 per share are payable quarterly. The Company paid $0.3 million of preferred stock dividends for the three months ended March 31, 2014. During the three months ended March 31, 2014, approximately 38,737 shares of preferred stock were converted into 264,641 shares of common stock. Subsequent to March 31, 2014 and through April 23, 2014, approximately 7,830 shares of preferred stock were converted into 53,486 shares of common stock.

Changes in Accumulated Other Comprehensive Income

The following table reflects the changes in accumulated other comprehensive loss by component:

	Pension	Postretirement medical benefits	Tax effect of other comprehensive income gains	Accumulated other comprehensive loss
	(In thousands)
Balance at December 31, 2013	$(12,255)	$(20,292)	$(31,048)	$(63,595)
Other comprehensive income (loss) before reclassifications	—	—	(138)	(138)
Amounts reclassified from accumulated other comprehensive income (loss)	359	5	—	364
Balance at March 31, 2014	$(11,896)	$(20,287)	$(31,186)	$(63,369)
The following table reflects the reclassifications out of accumulated other comprehensive loss for the three months ended March 31, 2014 are as follows (in thousands):

Details about accumulated other comprehensive loss components	Amount reclassified from accumulated other comprehensive loss[1]	Affected line item in the statement where net income (loss) is presented
	Three Months Ended March 31, 2014
Amortization of defined benefit pension items
Actuarial losses	$359	[2]
Amortization of postretirement medical items
Prior service costs	$(159)	[3]
Actuarial losses	164	[3]
	$5	Total
____________________

(1)	Amounts in parentheses indicate debits to income/loss.

(2)	These accumulated other comprehensive loss components are included in the computation of net periodic pension cost. (See Note 5 - Pension for additional details)

(3)	These accumulated other comprehensive loss components are included in the computation of net periodic postretirement medical cost. (See Note 5 - Postretirement Medical Benefits for additional details)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

11.   SHARE-BASED COMPENSATION

The Company grants employees and non-employee directors restricted stock units from the Amended and Restated 2007 Equity Incentive Stock Plan.

The Company recognized compensation expense from share-based arrangements shown in the following table:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Recognition of fair value of restricted stock units, stock options and SARs over vesting period; and issuance of stock	$728	$1,663
Contributions of stock to the Company's 401(k) plan	—	723
Total share-based compensation expense	$728	$2,386

Restricted Stock Units

A summary of restricted stock award activity for the three months ended March 31, 2014 is as follows:

	Units	Weighted Average Grant-Date Fair Value	Unamortized Compensation Expense (In thousands)
Non-vested at December 31, 2013	588,727	$9.37
Granted	—	—
Vested	—	—
Non-vested at March 31, 2014	588,727	$9.37	$1,618	(1)
____________________

(1)	Expected to be recognized over the next three years.
Stock Options
A summary of stock option activity for the three months ended March 31, 2014 is as follows:

	Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (In years)	Aggregate Intrinsic Value (In thousands)	Unamortized Compensation Expense (In thousands)
Outstanding at December 31, 2013	145,806	$21.97
Exercised	—	$—
Expired	—	$—
Outstanding and exercisable at March 31, 2014	145,806	$21.97	4.0	$1,139	$—
There were no stock options granted during the three months ended March 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

SARs
A summary of SARs activity for the three months ended March 31, 2014 is as follows:

	SARs	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (In years)	Aggregate Intrinsic Value (In thousands)	Unamortized Compensation Expense (In thousands)
Outstanding at December 31, 2013	70,734	$22.60
Exercised	(25,667)	$—
Expired	—	$—
Outstanding and exercisable at March 31, 2014	45,067	$23.95	1.9	$352	$—

There were no SARs granted during the three months ended March 31, 2014.

12.   EARNINGS PER SHARE
Basic earnings (loss) per share has been computed by dividing the net income (loss) applicable to common shareholders by the weighted average number of shares of common stock outstanding during each period. Net income (loss) applicable to common shareholders includes the adjustment for net income or loss attributable to noncontrolling interest. Diluted earnings (loss) per share is computed by including the dilutive effect of common stock that would be issued assuming conversion or exercise of outstanding convertible notes and securities, stock options, stock appreciation rights, and restricted stock units. No such items were included in the computations of diluted loss per share in the three months ended March 31, 2014 and March 31, 2013 because the Company incurred a net loss applicable to common shareholders in these periods and the effect of inclusion would have been anti-dilutive.
The table below shows the number of shares that were excluded from the calculation of diluted loss per share because their inclusion would be anti-dilutive to the calculation:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Convertible securities	828	1,093
Restricted stock units, stock options and SARs	779	978
Total shares excluded from diluted shares calculation	1,607	2,071

13.   BUSINESS SEGMENT INFORMATION
Segment information is based on a management approach, which requires segmentation based upon the Company’s internal organization, reporting of revenue, and operating income.
The Company’s operations are classified into four reporting segments: coal, power, heritage and corporate.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Summarized financial information by segment is as follows:

	Coal	Power	Heritage	Corporate	Consolidated
	(In thousands)
Three Months Ended March 31, 2014
Revenues	$158,190	$22,012	$—	$—	$180,202
Restructuring charges	—	397	—	—	397
Depreciation, depletion, and amortization	13,459	2,524	—	76	16,059
Operating income (loss)	13,447	1,744	(3,830)	(3,308)	8,053
Total assets	697,916	167,998	15,622	525,611	1,407,147
Capital expenditures	3,053	35	—	(38)	3,050
Three Months Ended March 31, 2013
Revenues	$142,112	$19,336	$—	$—	$161,448
Depreciation, depletion, and amortization	11,801	2,531	—	94	14,426
Operating income (loss)	13,472	(1,003)	(4,175)	(2,560)	5,734
Total assets	711,128	186,309	15,877	29,701	943,015
Capital expenditures	5,010	134	—	157	5,301

A reconciliation of segment income (loss) from operations to loss before income taxes follows:

	Three Months Ended March 31,
	2014	2013
	(In thousands)
Income from operations	$8,053	$5,734
Interest expense	(20,798)	(10,160)
Interest income	302	297
Loss on foreign exchange	(6,790)	—
Other income	93	70
Loss before income taxes	$(19,140)	$(4,059)

14.   CONTINGENCIES

The Company is a party to routine claims and lawsuits with respect to various matters. The Company provides for costs related to contingencies when a loss is probable and the amount is reasonably estimable. After conferring with counsel, it is the opinion of management that the ultimate resolution of pending claims will not have a material adverse effect on the consolidated financial condition, results of operations, or liquidity of the Company.

15.   SUPPLEMENTAL CONSOLIDATING FINANCIAL INFORMATION
Pursuant to the indenture governing the 10.75% Senior Notes, certain 100% owned subsidiaries of the Company have fully and unconditionally guaranteed the notes on a joint and several basis.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Guarantees of the Senior Notes will be released under certain circumstances, including:

(1)
in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor Subsidiary, by way of merger, consolidation or otherwise, a sale or other disposition of all of the Equity Interests of such Guarantor Subsidiary then held by the Issuers or any Restricted Subsidiary; provided, that the sale or other disposition does not violate the “Asset Sales” provisions of the Indenture;

(2)	if such Guarantor Subsidiary is designated as an Unrestricted Subsidiary in accordance with the provisions of the Indenture, upon effectiveness of such designation;

(3)	upon Legal Defeasance or Covenant Defeasance (as such terms are defined in the indenture) or upon satisfaction and discharge of the Indenture;

(4)	upon the liquidation or dissolution of such Guarantor Subsidiary, provided no event of default has occurred and is continuing; or

(5)
at such time as such Guarantor Subsidiary is no longer required to be a Guarantor Subsidiary of the Senior Notes as described in the Indenture, provided no event of default has occurred and is continuing.

The following tables present unaudited consolidating financial information for (i) the issuer of the notes (Westmoreland Coal Company), (ii) the co-issuer of the notes (Westmoreland Partners), (iii) the guarantors under the notes, and (iv) the entities that are not guarantors under the notes. The following tables are historical and present WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014. The effects of the changes to guarantors that took place on July 31, 2014 are presented below these tables with an explanatory paragraph.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS(1)
March 31, 2014
(In thousands)

Assets	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current assets:
Cash and cash equivalents	$28,759	$4,043	$8,794	$20,304	$—	$61,900
Receivables:
Trade	—	12,456	22,857	29,402	—	64,715
Contractual third-party reclamation receivables	—	—	44	8,169	—	8,213
Intercompany receivable/payable	(2,263)	—	3,499	(33,946)	32,710	—
Other	273	208	244	681	(31)	1,375
	(1,990)	12,664	26,644	4,306	32,679	74,303
Inventories	—	1,845	15,133	18,469	—	35,447
Restricted investments and bond collateral	16,900	—	—	—	—	16,900
Other current assets	7,044	425	3,168	6,005	1	16,643
Total current assets	50,713	18,977	53,739	49,084	32,680	205,193
Property, plant and equipment:
Land and mineral rights	—	1,395	104,640	172,163	—	278,198
Plant and equipment	3,966	220,932	245,368	202,923	—	673,189
	3,966	222,327	350,008	375,086	—	951,387
Less accumulated depreciation, depletion and amortization	2,781	74,177	138,718	246,079	(1)	461,754
Net property, plant and equipment	1,185	148,150	211,290	129,007	1	489,633
Advanced coal royalties	—	—	3,000	4,263	—	7,263
Reclamation deposits	—	—	—	75,315	—	75,315
Restricted investments and bond collateral	469,385	—	36,615	17,483	—	523,483
Contractual third-party reclamation receivables	—	—	302	87,734	—	88,036
Intangible assets	—	871	—	228	—	1,099
Investment in subsidiaries	237,926	—	—	3,770	(241,696)	—
Other assets	15,563	—	569	4,493	(3,500)	17,125
Total assets	$774,772	$167,998	$305,515	$371,377	$(212,515)	$1,407,147
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS(1)
March 31, 2014
(In thousands)

Liabilities and Shareholders’ Deficit	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current liabilities
Current installments of long-term debt	$22,785	$—	$4,596	$21,205	$—	$48,586
Accounts payable and accrued expenses:
Trade	9,000	6,331	14,710	32,557	—	62,598
Production taxes	—	405	22,442	23,947	—	46,794
Workers’ compensation	712	—	—	—	—	712
Postretirement medical benefits	12,042	—	329	1,583	1	13,955
SERP	390	—	—	—	—	390
Deferred revenue	—	9,581	4,813	1,640	—	16,034
Asset retirement obligations	—	—	3,554	18,673	—	22,227
Other current liabilities	19,196	5,053	—	172	(31)	24,390
Total current liabilities	64,125	21,370	50,444	99,777	(30)	235,686
Long-term debt, less current installments	677,385	—	12,912	64,848	(3,500)	751,645
Workers’ compensation, less current portion	6,680	—	—	—	—	6,680
Excess of black lung benefit obligation over trust assets	9,376	—	—	—	—	9,376
Postretirement medical benefits, less current portion	185,447	—	50,472	35,356	—	271,275
Pension and SERP obligations, less current portion	12,921	98	9,494	1,011	—	23,524
Deferred revenue, less current portion	—	38,325	—	4,974	—	43,299
Asset retirement obligations, less current portion	—	909	51,300	206,827	—	259,036
Intangible liabilities	—	5,339	—	—	—	5,339
Other liabilities	6,440	—	—	1,063	—	7,503
Intercompany receivable/payable	18,613	—	(4,326)	5,633	(19,920)	—
Total liabilities	980,987	66,041	170,296	419,489	(23,450)	1,613,363
Shareholders’ deficit
Preferred stock	121	—	—	—	—	121
Common stock	37,155	5	110	132	(247)	37,155
Other paid-in capital	134,953	52,842	92,896	66,027	(211,766)	134,952
Accumulated other comprehensive loss	(63,369)	(162)	17,372	(13,937)	(3,273)	(63,369)
Accumulated earnings (deficit)	(315,075)	49,272	24,841	(100,334)	26,221	(315,075)
Total equity (deficit)	(206,215)	101,957	135,219	(48,112)	(189,065)	(206,216)
Total liabilities and shareholders’ deficit	$774,772	$167,998	$305,515	$371,377	$(212,515)	$1,407,147
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS(1)
December 31, 2013
(In thousands)

Assets	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current assets:
Cash and cash equivalents	$25,326	$3,341	$7,942	$24,501	$—	$61,110
Receivables:
Trade	—	12,934	17,389	35,873	—	66,196
Contractual third-party reclamation receivables	—	—	44	8,443	—	8,487
Intercompany receivable/payable	(3,568)	—	4,384	(33,681)	32,865	—
Other	95	210	2,974	1,831	(24)	5,086
	(3,473)	13,144	24,791	12,466	32,841	79,769
Inventories	—	6,161	16,077	17,735	(1)	39,972
Deferred income taxes	—	—	870	—	(870)	—
Restricted investments and bond collateral	—	5,998	—	—	—	5,998
Other current assets	6,115	143	6,883	5,049	—	18,190
Total current assets	27,968	28,787	56,563	59,751	31,970	205,039
Property, plant and equipment:
Land and mineral rights	—	1,395	104,631	172,163	(1)	278,188
Plant and equipment	3,939	220,872	229,998	202,886	1	657,696
	3,939	222,267	334,629	375,049	—	935,884
Less accumulated depreciation, depletion and amortization	2,705	71,653	132,189	239,302	(1)	445,848
Net property, plant and equipment	1,234	150,614	202,440	135,747	1	490,036
Advanced coal royalties	—	—	3,000	4,311	—	7,311
Reclamation deposits	—	—	—	74,921	—	74,921
Restricted investments and bond collateral	15,134	—	36,619	17,482	—	69,235
Contractual third-party reclamation receivables	—	—	293	88,010	—	88,303
Intangible assets	—	1,283	—	238	(1)	1,520
Investment in subsidiaries	266,847	—	—	3,770	(270,617)	—
Other assets	8,636	—	586	3,098	(2,000)	10,320
Total assets	$319,819	$180,684	$299,501	$387,328	$(240,647)	$946,685
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS(1)
December 31, 2013
(In thousands)

Liabilities and Shareholders’ Deficit	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Current liabilities
Current installments of long-term debt	$20,392	$—	$2,790	$21,161	$—	$44,343
Accounts payable and accrued expenses:
Trade	4,122	10,119	12,522	30,743	1	57,507
Production taxes	—	3	17,429	24,472	1	41,905
Workers’ compensation	717	—	—	—	—	717
Postretirement medical benefits	12,042	—	329	1,583	1	13,955
SERP	390	—	—	—	—	390
Deferred revenue	—	9,024	3,969	1,075	—	14,068
Asset retirement obligations	—	—	3,104	20,250	(1)	23,353
Other current liabilities	11,302	5,053	317	142	(24)	16,790
Total current liabilities	48,965	24,199	40,460	99,426	(22)	213,028
Long-term debt, less current installments	224,582	—	2,664	70,248	(2,000)	295,494
Workers’ compensation, less current portion	6,744	—	—	—	—	6,744
Excess of black lung benefit obligation over trust assets	8,675	—	—	—	—	8,675
Postretirement medical benefits, less current portion	185,858	—	49,418	35,098	—	270,374
Pension and SERP obligations, less current portion	13,069	99	9,381	1,627	—	24,176
Deferred revenue, less current portion	—	41,297	—	5,271	(1)	46,567
Asset retirement obligations, less current portion	—	892	50,472	205,147	—	256,511
Intangible liabilities	—	5,606	—	—	—	5,606
Other liabilities	5,939	—	6,220	1,450	(6,220)	7,389
Intercompany receivable/payable	13,866	—	525	6,434	(20,825)	—
Total liabilities	507,698	72,093	159,140	424,701	(29,068)	1,134,564
Shareholders’ deficit
Preferred stock	160	—	—	—	—	160
Common stock	36,479	5	110	132	(247)	36,479
Other paid-in capital	134,861	52,835	94,370	64,401	(211,606)	134,861
Accumulated other comprehensive loss	(63,595)	(164)	17,492	(14,153)	(3,175)	(63,595)
Accumulated earnings (deficit)	(295,784)	55,915	28,389	(87,753)	3,449	(295,784)
Total equity (deficit)	(187,879)	108,591	140,361	(37,373)	(211,579)	(187,879)
Total liabilities and shareholders’ deficit	$319,819	$180,684	$299,501	$387,328	$(240,647)	$946,685
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF OPERATIONS(1)
Three Months Ended March 31, 2014
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Revenues	$—	$22,012	$64,292	$93,898	$—	$180,202
Costs and expenses:
Cost of sales	—	16,454	50,558	71,618	—	138,630
Depreciation, depletion and amortization	76	2,524	6,269	7,190	—	16,059
Selling and administrative	3,746	894	2,994	5,697	—	13,331
Heritage health benefit expenses	3,326	—	—	218	—	3,544
Loss (gain) on sales of assets	—	—	(1)	39	—	38
Restructuring charges	—	397	—	—	—	397
Other operating income	—	—	150	—	—	150
	7,148	20,269	59,970	84,762	—	172,149
Operating income (loss)	(7,148)	1,743	4,322	9,136	—	8,053
Other income (expense):
Interest expense	(18,673)	(44)	(110)	(1,978)	7	(20,798)
Interest income	123	4	25	157	(7)	302
Loss on foreign exchange	(6,790)	—	—	—	—	(6,790)
Other income	1	—	55	37	—	93
	(25,339)	(40)	(30)	(1,784)	—	(27,193)
Income (loss) before income taxes and income of consolidated subsidiaries	(32,487)	1,703	4,292	7,352	—	(19,140)
Equity in income of subsidiaries	13,319	—	—	—	(13,319)	—
Income (loss) before income taxes	(19,168)	1,703	4,292	7,352	(13,319)	(19,140)
Income tax expense (benefit)	(138)	—	(1,511)	6,626	(5,087)	(110)
Net income (loss)	(19,030)	1,703	5,803	726	(8,232)	(19,030)
Less net loss attributable to noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to the Parent company	$(19,030)	$1,703	$5,803	$726	$(8,232)	$(19,030)
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF OPERATIONS(1)
Three Months Ended March 31, 2013
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Revenues	$—	$19,336	$50,687	$100,401	$(8,976)	$161,448
Costs and expenses:
Cost of sales	—	16,954	40,421	82,022	(8,976)	130,421
Depreciation, depletion and amortization	94	2,531	5,189	6,612	—	14,426
Selling and administrative	3,054	855	2,637	5,341	—	11,887
Heritage health benefit expenses	3,689	—	—	262	—	3,951
Gain on sales of assets	—	—	(133)	(101)	—	(234)
Other operating income	—	—	(4,737)	—	—	(4,737)
	6,837	20,340	43,377	94,136	(8,976)	155,714
Operating income (loss)	(6,837)	(1,004)	7,310	6,265	—	5,734
Other income (expense):
Interest expense	(7,584)	(10)	(74)	(2,500)	8	(10,160)
Interest income	30	10	44	221	(8)	297
Other income (loss)	—	—	92	(22)	—	70
	(7,554)	—	62	(2,301)	—	(9,793)
Income (loss) before income taxes and income of consolidated subsidiaries	(14,391)	(1,004)	7,372	3,964	—	(4,059)
Equity in income of subsidiaries	10,304	—	—	—	(10,304)	—
Income (loss) before income taxes	(4,087)	(1,004)	7,372	3,964	(10,304)	(4,059)
Income tax expense (benefit)	—	—	496	2,823	(3,291)	28
Net income (loss)	(4,087)	(1,004)	6,876	1,141	(7,013)	(4,087)
Less net loss attributable to noncontrolling interest	(1,702)	—	—	—	—	(1,702)
Net income (loss) attributable to the Parent company	$(2,385)	$(1,004)	$6,876	$1,141	$(7,013)	$(2,385)
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)(1)
Three Months Ended March 31, 2014
(In thousands)

	Parent/Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net income (loss)	$(19,030)	$1,703	$5,803	$726	$(8,232)	$(19,030)
Other comprehensive income (loss)
Amortization of accumulated actuarial gains or losses, pension	359	2	—	128	(130)	359
Amortization of accumulated actuarial gains or losses, transition obligations, and prior service costs, postretirement medical benefit	5	—	(119)	88	31	5
Tax effect of other comprehensive income gains	(138)	—	—	—	—	(138)
Other comprehensive income (loss)	226	2	(119)	216	(99)	226
Comprehensive income (loss) attributable to the Parent company	$(18,804)	$1,705	$5,684	$942	$(8,331)	$(18,804)
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)(1)
Three Months Ended March 31, 2013
(In thousands)

	Parent/Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Net income (loss)	$(4,087)	$(1,004)	$6,876	$1,141	$(7,013)	$(4,087)
Other comprehensive income (loss)
Amortization of accumulated actuarial gains or losses, pension	741	6	—	193	(199)	741
Amortization of accumulated actuarial gains or losses, transition obligations, and prior service costs, postretirement medical benefit	1,001	—	—	213	(213)	1,001
Other comprehensive income (loss)	1,742	6	—	406	(412)	1,742
Comprehensive income (loss) attributable to the Parent company	$(2,345)	$(998)	$6,876	$1,547	$(7,425)	$(2,345)
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF CASH FLOWS(1)
Three Months Ended March 31, 2014
(In thousands)

Statements of Cash Flows	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net income (loss)	$(19,030)	$1,703	$5,803	$726	$(8,232)	$(19,030)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in income of subsidiaries	(13,319)	—	—	—	13,319	—
Depreciation, depletion, and amortization	76	2,524	6,269	7,190	—	16,059
Accretion of asset retirement obligation and receivable	—	18	1,278	2,183	—	3,479
Non-cash tax benefits	(138)	—	—	—	—	(138)
Amortization of intangible assets and liabilities, net	—	146	—	7	—	153
Share-based compensation	569	7	37	115	—	728
Loss (gain) on sales of assets	—	—	(1)	39	—	38
Amortization of deferred financing costs	149	—	—	122	—	271
Loss on foreign exchange	6,790	—	—	—	—	6,790
Changes in operating assets and liabilities:
Receivables, net	(178)	480	(2,738)	6,104	1,534	5,202
Inventories	—	4,316	944	(735)	—	4,525
Excess of black lung benefit obligation over trust assets	701	—	—	—	—	701
Accounts payable and accrued expenses	5,670	(3,386)	7,356	1,327	(8)	10,959
Deferred revenue	—	(2,415)	844	269	—	(1,302)
Income tax payable	—	—	—	28	—	28
Accrual for workers’ compensation	(69)	—	—	—	—	(69)
Asset retirement obligations	—	—	(9)	(1,343)	—	(1,352)
Accrual for postretirement medical benefits	(374)	—	935	345	—	906
Pension and SERP obligations	83	1	113	(490)	—	(293)
Other assets and liabilities	(183)	(309)	(1,616)	(2,880)	6,981	1,993
Distributions received from subsidiaries	42,500	—	—	—	(42,500)	—
Net cash provided by (used in) operating activities	23,247	3,085	19,215	13,007	(28,906)	29,648
Cash flows from investing activities:
Additions to property, plant and equipment	38	(35)	(2,609)	(444)	—	(3,050)
Change in restricted investments and bond collateral and reclamation deposits	(471,151)	5,998	4	(395)	—	(465,544)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Receivable from customer for property and equipment purchases	—	—	—	(10)	—	(10)
Other	—	—	—	(60)	—	(60)
Net cash provided by (used in) investing activities	(471,113)	5,963	(2,605)	(909)	—	(468,664)
Cash flows from financing activities:
Change in book overdrafts	—	—	(317)	2	—	(315)
Borrowings from long-term debt	454,219	—	—	—	—	454,219
Repayments of long-term debt	—	—	(875)	(5,364)	—	(6,239)
Debt issuance costs and other refinancing costs	(7,598)	—	—	—	—	(7,598)
Dividends/distributions	(261)	(8,500)	(18,000)	(16,000)	42,500	(261)
Transactions with Parent/affiliates	4,939	154	3,434	5,067	(13,594)	—
Net cash provided by (used in) financing activities	451,299	(8,346)	(15,758)	(16,295)	28,906	439,806
Net increase (decrease) in cash and cash equivalents	3,433	702	852	(4,197)	—	790
Cash and cash equivalents, beginning of period	25,326	3,341	7,942	24,501	—	61,110
Cash and cash equivalents, end of period	$28,759	$4,043	$8,794	$20,304	$—	$61,900
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF CASH FLOWS(1)
Three Months Ended March 31, 2013
(In thousands)

Statements of Cash Flows	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net income (loss)	$(4,087)	$(1,004)	$6,876	$1,141	$(7,013)	$(4,087)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in income of subsidiaries	(10,304)	—	—	—	10,304	—
Depreciation, depletion, and amortization	94	2,531	5,189	6,612	—	14,426
Accretion of asset retirement obligation and receivable	—	16	1,050	2,114	—	3,180
Amortization of intangible assets and liabilities, net	—	156	—	8	—	164
Share-based compensation	682	10	681	1,013	—	2,386
Gain on sales of assets	—	—	(133)	(101)	—	(234)
Amortization of deferred financing costs	771	—	13	149	—	933
Loss on sales of investment securities	—	—	7	—	—	7
Changes in operating assets and liabilities:
Receivables, net	49	2,885	(2,467)	(3,355)	3,008	120
Inventories	—	(2,181)	(753)	247	—	(2,687)
Excess of black lung benefit obligation over trust assets	83	—	—	—	—	83
Accounts payable and accrued expenses	(8,202)	5,960	(10)	6,979	(1,482)	3,245
Deferred revenue	—	(1,927)	1,703	384	—	160
Income tax payable	—	—	(1,679)	1,706	—	27
Accrual for workers’ compensation	(191)	—	—	—	—	(191)
Asset retirement obligations	—	—	(190)	(3,017)	—	(3,207)
Accrual for postretirement medical benefits	(100)	—	1,478	607	—	1,985
Pension and SERP obligations	320	4	177	241	—	742
Other assets and liabilities	(187)	465	(195)	4,081	—	4,164
Distributions received from subsidiaries	19,600	—	—	—	(19,600)	—
Net cash provided by (used in) operating activities	(1,472)	6,915	11,747	18,809	(14,783)	21,216
Cash flows from investing activities:
Additions to property, plant and equipment	(157)	(134)	(4,224)	(786)	—	(5,301)
Change in restricted investments and bond collateral and reclamation deposits	(398)	(3)	(151)	(5,883)	—	(6,435)
Net proceeds from sales of assets	—	—	309	132	—	441
Proceeds from the sale of investments	—	—	120	5,499	—	5,619

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Receivable from customer for property and equipment purchases	—	—	—	(49)	—	(49)
Net cash provided by (used in) investing activities	(555)	(137)	(3,946)	(1,087)	—	(5,725)
Cash flows from financing activities:
Change in book overdrafts	—	—	(7)	827	—	820
Repayments of long-term debt	—	—	(713)	(5,860)	—	(6,573)
Borrowings on revolving lines of credit	—	—	—	6,000	—	6,000
Repayments on revolving lines of credit	—	—	—	(6,000)	—	(6,000)
Debt issuance costs and other refinancing costs	—	—	—	(156)	—	(156)
Dividends/distributions	(340)	(6,500)	(8,000)	(5,100)	19,600	(340)
Transactions with Parent/affiliates	(22,106)	(16)	2,255	4,076	15,791	—
Net cash provided by (used in) financing activities	(22,446)	(6,516)	(6,465)	(6,213)	35,391	(6,249)
Net increase (decrease) in cash and cash equivalents	(24,473)	262	1,336	11,509	20,608	9,242
Cash and cash equivalents, beginning of period	14,836	4,545	5,362	6,867	—	31,610
Cash and cash equivalents, end of period	$(9,637)	$4,807	$6,698	$18,376	$20,608	$40,852
____________________
(1)    This table is presented for historical information and presents WML and its subsidiaries as non-guarantor subsidiaries. WML and its subsidiaries became additional guarantor subsidiaries effective on July 31, 2014.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

On July 31, 2014, WML and WML’s four subsidiaries entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the existing indenture dated as of February 4, 2011, as amended and supplemented (the “Indenture”) among the Company and Westmoreland Partners, as co-issuers (together, the “Co-Issuers”), the guarantors named therein (the “Existing Guarantors”), Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as note collateral agent, which governs the 10.75% Senior Notes. Pursuant to the Fifth Supplemental Indenture, WML and its subsidiaries (the “New Guarantors”) each became restricted subsidiaries that are subject to the terms and conditions of the Indenture and agreed to guarantee the 10.75% Senior Notes on the same terms and conditions as the other Existing Guarantors. In connection with their entering into the Fifth Supplemental Indenture, the New Guarantors also entered into a Pledge and Security Agreement Supplement by which they secured their obligations under their guarantees and the obligations of the Company and the Co-Issuers under the Indenture.
The following tables present revised unaudited consolidating financial information to reflect WML and its subsidiaries as additional subsidiary guarantors of the 10.75% Senior Notes resulting from the Fifth Supplemental Indenture.

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS
March 31, 2014
(In thousands)

Assets	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current assets:
Cash and cash equivalents	$28,759	$4,043	$27,267	$1,831	$—	$61,900
Receivables:
Trade	—	12,456	52,259	—	—	64,715
Contractual third-party reclamation receivables	—	—	8,213	—	—	8,213
Intercompany receivable/payable	(15,366)	—	1,729	(19,073)	32,710	—
Other	567	208	589	42	(31)	1,375
	(14,799)	12,664	62,790	(19,031)	32,679	74,303
Inventories	—	1,845	33,602	—	—	35,447
Restricted investments and bond collateral	16,900	—	—	—	—	16,900
Other current assets	7,073	425	8,723	421	1	16,643
Total current assets	37,933	18,977	132,382	(16,779)	32,680	205,193
Property, plant and equipment:
Land and mineral rights	—	1,395	276,803	—	—	278,198
Plant and equipment	4,000	220,932	448,257	—	—	673,189
	4,000	222,327	725,060	—	—	951,387
Less accumulated depreciation, depletion and amortization	2,784	74,177	384,794	—	(1)	461,754
Net property, plant and equipment	1,216	148,150	340,266	—	1	489,633
Advanced coal royalties	—	—	7,263	—	—	7,263
Reclamation deposits	—	—	75,315	—	—	75,315
Restricted investments and bond collateral	469,385	—	54,098	—	—	523,483
Contractual third-party reclamation receivables	—	—	88,036	—	—	88,036
Intangible assets	—	871	228	—	—	1,099
Investment in subsidiaries	252,832	—	—	3,770	(256,602)	—
Other assets	15,563	—	1,562	3,500	(3,500)	17,125
Total assets	$776,929	$167,998	$699,150	$(9,509)	$(227,421)	$1,407,147

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS
March 31, 2014
(In thousands)

Liabilities and Shareholders’ Deficit	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current liabilities
Current installments of long-term debt	$22,785	$—	$25,801	$—	$—	$48,586
Accounts payable and accrued expenses:
Trade	11,003	6,331	44,577	688	(1)	62,598
Production taxes	—	405	43,732	2,657	—	46,794
Workers’ compensation	712	—	—	—	—	712
Postretirement medical benefits	12,042	—	773	1,139	1	13,955
SERP	390	—	—	—	—	390
Deferred revenue	—	9,581	6,453	—	—	16,034
Asset retirement obligations	—	—	22,227	—	—	22,227
Other current liabilities	19,196	5,053	172	—	(31)	24,390
Total current liabilities	66,128	21,370	143,735	4,484	(31)	235,686
Long-term debt, less current installments	677,385	—	77,760	—	(3,500)	751,645
Workers’ compensation, less current portion	6,680	—	—	—	—	6,680
Excess of black lung benefit obligation over trust assets	9,376	—	—	—	—	9,376
Postretirement medical benefits, less current portion	185,447	—	67,724	18,104	—	271,275
Pension and SERP obligations, less current portion	12,921	98	10,264	241	—	23,524
Deferred revenue, less current portion	—	38,325	4,974	—	—	43,299
Asset retirement obligations, less current portion	—	909	258,127	—	—	259,036
Intangible liabilities	—	5,339	—	—	—	5,339
Other liabilities	6,440	—	467	596	—	7,503
Intercompany receivable/payable	18,768	—	(13,502)	14,654	(19,920)	—
Total liabilities	983,145	66,041	549,549	38,079	(23,451)	1,613,363
Shareholders’ deficit
Preferred stock	121	—	—	—	—	121
Common stock	37,155	5	110	132	(247)	37,155
Other paid-in capital	134,953	52,842	158,051	(124)	(210,770)	134,952
Accumulated other comprehensive loss	(63,369)	(162)	6,512	(3,077)	(3,273)	(63,369)
Accumulated earnings (deficit)	(315,076)	49,272	(15,072)	(44,519)	10,320	(315,075)
Total equity (deficit)	(206,216)	101,957	149,601	(47,588)	(203,970)	(206,216)
Total liabilities and shareholders’ deficit	$776,929	$167,998	$699,150	$(9,509)	$(227,421)	$1,407,147

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS
December 31, 2013
(In thousands)

Assets	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current assets:
Cash and cash equivalents	$25,326	$3,341	$27,451	$4,992	$—	$61,110
Receivables:
Trade	—	12,934	46,985	6,277	—	66,196
Contractual third-party reclamation receivables	—	—	8,487	—	—	8,487
Intercompany receivable/payable	(16,273)	—	2,761	(19,353)	32,865	—
Other	1,616	210	3,256	28	(24)	5,086
	(14,657)	13,144	61,489	(13,048)	32,841	79,769
Inventories	—	6,161	33,811	—	—	39,972
Deferred income taxes	—	—	870	—	(870)	—
Restricted investments and bond collateral	—	5,998	—	—	—	5,998
Other current assets	6,144	143	11,069	834	—	18,190
Total current assets	16,813	28,787	134,690	(7,222)	31,971	205,039
Property, plant and equipment:
Land and mineral rights	—	1,395	276,793	—	—	278,188
Plant and equipment	3,973	220,872	432,851	—	—	657,696
	3,973	222,267	709,644	—	—	935,884
Less accumulated depreciation, depletion and amortization	2,707	71,653	371,488	—	—	445,848
Net property, plant and equipment	1,266	150,614	338,156	—	—	490,036
Advanced coal royalties	—	—	7,311	—	—	7,311
Reclamation deposits	—	—	74,921	—	—	74,921
Restricted investments and bond collateral	15,134	—	54,101	—	—	69,235
Contractual third-party reclamation receivables	—	—	88,303	—	—	88,303
Intangible assets	—	1,283	237	—	—	1,520
Investment in subsidiaries	280,843	—	—	3,770	(284,613)	—
Other assets	8,636	—	1,683	2,000	(1,999)	10,320
Total assets	$322,692	$180,684	$699,402	$(1,452)	$(254,641)	$946,685

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING BALANCE SHEETS
December 31, 2013
(In thousands)

Liabilities and Shareholders’ Deficit	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Current liabilities
Current installments of long-term debt	$20,392	$—	$23,951	$—	$—	$44,343
Accounts payable and accrued expenses:
Trade	6,840	10,119	38,061	2,487	—	57,507
Production taxes	—	3	36,522	5,380	—	41,905
Workers’ compensation	717	—	—	—	—	717
Postretirement medical benefits	12,042	—	774	1,139	—	13,955
SERP	390	—	—	—	—	390
Deferred revenue	—	9,024	5,044	—	—	14,068
Asset retirement obligations	—	—	23,353	—	—	23,353
Other current liabilities	11,302	5,053	457	—	(22)	16,790
Total current liabilities	51,683	24,199	128,162	9,006	(22)	213,028
Long-term debt, less current installments	224,582	—	72,912	—	(2,000)	295,494
Workers’ compensation, less current portion	6,744	—	—	—	—	6,744
Excess of black lung benefit obligation over trust assets	8,675	—	—	—	—	8,675
Postretirement medical benefits, less current portion	185,858	—	66,439	18,077	—	270,374
Pension and SERP obligations, less current portion	13,069	99	10,765	243	—	24,176
Deferred revenue, less current portion	—	41,297	5,270	—	—	46,567
Asset retirement obligations, less current portion	—	892	255,619	—	—	256,511
Intangible liabilities	—	5,606	—	—	—	5,606
Other liabilities	5,939	—	6,687	983	(6,220)	7,389
Intercompany receivable/payable	14,021	—	(7,851)	14,654	(20,824)	—
Total liabilities	510,571	72,093	538,003	42,963	(29,066)	1,134,564
Shareholders’ deficit
Preferred stock	160	—	—	—	—	160
Common stock	36,479	5	110	132	(247)	36,479
Other paid-in capital	134,861	52,835	157,984	(124)	(210,695)	134,861
Accumulated other comprehensive loss	(63,595)	(164)	6,425	(3,086)	(3,175)	(63,595)
Accumulated earnings (deficit)	(295,784)	55,915	(3,120)	(41,337)	(11,458)	(295,784)
Total equity (deficit)	(187,879)	108,591	161,399	(44,415)	(225,575)	(187,879)
Total liabilities and shareholders’ deficit	$322,692	$180,684	$699,402	$(1,452)	$(254,641)	$946,685

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF OPERATIONS
Three Months Ended March 31, 2014
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Revenues	$—	$22,012	$158,197	$(7)	$—	$180,202
Costs and expenses:
Cost of sales	(224)	16,454	122,345	55	—	138,630
Depreciation, depletion and amortization	77	2,524	13,458	—	—	16,059
Selling and administrative	4,965	894	7,862	(390)	—	13,331
Heritage health benefit expenses	3,326	—	—	218	—	3,544
Loss (gain) on sales of assets	—	—	38	—	—	38
Restructuring charges	—	397	—	—	—	397
Other operating income	—	—	150	—	—	150
	8,144	20,269	143,853	(117)	—	172,149
Operating income (loss)	(8,144)	1,743	14,344	110	—	8,053
Other income (expense):
Interest expense	(18,673)	(44)	(2,088)	—	7	(20,798)
Interest income	123	4	175	7	(7)	302
Loss on foreign exchange	(6,790)	—	—	—	—	(6,790)
Other income	1	—	93	(1)	—	93
	(25,339)	(40)	(1,820)	6	—	(27,193)
Income (loss) before income taxes and income of consolidated subsidiaries	(33,483)	1,703	12,524	116	—	(19,140)
Equity in income of subsidiaries	14,315	—	—	—	(14,315)	—
Income (loss) before income taxes	(19,168)	1,703	12,524	116	(14,315)	(19,140)
Income tax expense (benefit)	(138)	—	5,115	—	(5,087)	(110)
Net income (loss)	(19,030)	1,703	7,409	116	(9,228)	(19,030)
Less net loss attributable to noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to the Parent company	$(19,030)	$1,703	$7,409	$116	$(9,228)	$(19,030)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF OPERATIONS
Three Months Ended March 31, 2013
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Revenues	$—	$19,336	$139,738	$11,350	$(8,976)	$161,448
Costs and expenses:
Cost of sales	(398)	16,954	109,777	13,064	(8,976)	130,421
Depreciation, depletion and amortization	94	2,531	11,801	—	—	14,426
Selling and administrative	3,949	855	7,448	(365)	—	11,887
Heritage health benefit expenses	3,689	—	—	262	—	3,951
Gain on sales of assets	—	—	(234)	—	—	(234)
Other operating income	—	—	(4,737)	—	—	(4,737)
	7,334	20,340	124,055	12,961	(8,976)	155,714
Operating income (loss)	(7,334)	(1,004)	15,683	(1,611)	—	5,734
Other income (expense):
Interest expense	(7,584)	(10)	(2,569)	(5)	8	(10,160)
Interest income	30	10	261	4	(8)	297
Other income (loss)	—	—	70	—	—	70
	(7,554)	—	(2,238)	(1)	—	(9,793)
Income (loss) before income taxes and income of consolidated subsidiaries	(14,888)	(1,004)	13,445	(1,612)	—	(4,059)
Equity in income of subsidiaries	10,801	—	—	—	(10,801)	—
Income (loss) before income taxes	(4,087)	(1,004)	13,445	(1,612)	(10,801)	(4,059)
Income tax expense (benefit)	—	—	3,319	—	(3,291)	28
Net income (loss)	(4,087)	(1,004)	10,126	(1,612)	(7,510)	(4,087)
Less net loss attributable to noncontrolling interest	(1,702)	—	—	—	—	(1,702)
Net income (loss) attributable to the Parent company	$(2,385)	$(1,004)	$10,126	$(1,612)	$(7,510)	$(2,385)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Three Months Ended March 31, 2014
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Net income (loss)	$(19,030)	$1,703	$7,409	$116	$(9,228)	$(19,030)
Other comprehensive income (loss)
Amortization of accumulated actuarial gains or losses, pension	359	2	122	6	(130)	359
Amortization of accumulated actuarial gains or losses, transition obligations, and prior service costs, postretirement medical benefit	5	—	(36)	5	31	5
Tax effect of other comprehensive income gains	(138)	—	—	—	—	(138)
Other comprehensive income (loss)	226	2	86	11	(99)	226
Comprehensive income (loss) attributable to the Parent company	$(18,804)	$1,705	$7,495	$127	$(9,327)	$(18,804)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Three Months Ended March 31, 2013
(In thousands)

	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Net income (loss)	$(4,087)	$(1,004)	$10,126	$(1,612)	$(7,510)	$(4,087)
Other comprehensive income (loss)
Amortization of accumulated actuarial gains or losses, pension	741	6	180	13	(199)	741
Amortization of accumulated actuarial gains or losses, transition obligations, and prior service costs, postretirement medical benefit	1,001	—	144	69	(213)	1,001
Other comprehensive income (loss)	1,742	6	324	82	(412)	1,742
Comprehensive income (loss) attributable to the Parent company	$(2,345)	$(998)	$10,450	$(1,530)	$(7,922)	$(2,345)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF CASH FLOWS
Three Months Ended March 31, 2014
(In thousands)

Statements of Cash Flows	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net income (loss)	$(19,030)	$1,703	$7,409	$116	$(9,228)	$(19,030)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in income of subsidiaries	(14,315)	—	—	—	14,315	—
Depreciation, depletion, and amortization	77	2,524	13,458	—	—	16,059
Accretion of asset retirement obligation and receivable	—	18	3,461	—	—	3,479
Non-cash tax benefits	(138)	—	—	—	—	(138)
Amortization of intangible assets and liabilities, net	—	146	7	—	—	153
Share-based compensation	569	7	66	86	—	728
Loss (gain) on sales of assets	—	—	36	2	—	38
Amortization of deferred financing costs	149	—	105	17	—	271
Loss on foreign exchange	6,790	—	—	—	—	6,790
Changes in operating assets and liabilities:
Receivables, net	1,049	480	(2,597)	4,736	1,534	5,202
Inventories	—	4,316	209	—	—	4,525
Excess of black lung benefit obligation over trust assets	701	—	—	—	—	701
Accounts payable and accrued expenses	4,955	(3,386)	13,923	(4,522)	(11)	10,959
Deferred revenue	—	(2,415)	1,113	—	—	(1,302)
Income tax payable	—	—	28	—	—	28
Accrual for workers’ compensation	(69)	—	—	—	—	(69)
Asset retirement obligations	—	—	(1,352)	—	—	(1,352)
Accrual for postretirement medical benefits	(374)	—	1,248	32	—	906
Pension and SERP obligations	83	1	(379)	2	—	(293)
Other assets and liabilities	(183)	(309)	(2,880)	(1,621)	6,986	1,993
Distributions received from subsidiaries	42,500	—	—	—	(42,500)	—
Net cash provided by (used in) operating activities	22,764	3,085	33,855	(1,152)	(28,904)	29,648
Cash flows from investing activities:
Additions to property, plant and equipment	38	(35)	(3,053)	—	—	(3,050)
Change in restricted investments and bond collateral and reclamation deposits	(471,151)	5,998	(391)	—	—	(465,544)

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Receivable from customer for property and equipment purchases	—	—	(10)	—	—	(10)
Other	—	—	(60)	—	—	(60)
Net cash provided by (used in) investing activities	(471,113)	5,963	(3,514)	—	—	(468,664)
Cash flows from financing activities:
Change in book overdrafts	—	—	(315)	—	—	(315)
Borrowings from long-term debt	454,219	—	—	—	—	454,219
Repayments of long-term debt	—	—	(6,232)	(7)	—	(6,239)
Debt issuance costs and other refinancing costs	(7,598)	—	—	—	—	(7,598)
Dividends/distributions	(261)	(8,500)	(34,000)	—	42,500	(261)
Transactions with Parent/affiliates	5,422	154	10,022	(2,002)	(13,596)	—
Net cash provided by (used in) financing activities	451,782	(8,346)	(30,525)	(2,009)	28,904	439,806
Net increase (decrease) in cash and cash equivalents	3,433	702	(184)	(3,161)	—	790
Cash and cash equivalents, beginning of period	25,326	3,341	27,451	4,992	—	61,110
Cash and cash equivalents, end of period	$28,759	$4,043	$27,267	$1,831	$—	$61,900

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

CONSOLIDATING STATEMENTS OF CASH FLOWS
Three Months Ended March 31, 2013
(In thousands)

Statements of Cash Flows	Parent/ Issuer	Co-Issuer	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidating Adjustments	Total
Cash flows from operating activities:
Net income (loss)	$(4,087)	$(1,004)	$10,126	$(1,612)	$(7,510)	$(4,087)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in income of subsidiaries	(10,801)	—	—	—	10,801	—
Depreciation, depletion, and amortization	94	2,531	11,801	—	—	14,426
Accretion of asset retirement obligation and receivable	—	16	3,164	—	—	3,180
Amortization of intangible assets and liabilities, net	—	156	8	—	—	164
Share-based compensation	796	10	1,581	(1)	—	2,386
Gain on sales of assets	—	—	(234)	—	—	(234)
Amortization of deferred financing costs	771	—	163	(1)	—	933
Loss on sales of investment securities	—	—	7	—	—	7
Changes in operating assets and liabilities:
Receivables, net	205	2,885	(3,837)	(2,141)	3,008	120
Inventories	—	(2,181)	(507)	1	—	(2,687)
Excess of black lung benefit obligation over trust assets	83	—	—	—	—	83
Accounts payable and accrued expenses	(8,388)	5,959	5,524	1,630	(1,480)	3,245
Deferred revenue	—	(1,927)	2,087	—	—	160
Income tax payable	—	—	27	—	—	27
Accrual for workers’ compensation	(191)	—	—	—	—	(191)
Asset retirement obligations	—	—	(3,206)	(1)	—	(3,207)
Accrual for postretirement medical benefits	(100)	—	1,941	144	—	1,985
Pension and SERP obligations	320	4	400	18	—	742
Other assets and liabilities	(187)	465	3,650	236	—	4,164
Distributions received from subsidiaries	19,600	—	—	—	(19,600)	—
Net cash provided by (used in) operating activities	(1,885)	6,914	32,695	(1,727)	(14,781)	21,216
Cash flows from investing activities:
Additions to property, plant and equipment	(183)	(134)	(4,988)	4	—	(5,301)
Change in restricted investments and bond collateral and reclamation deposits	(398)	(3)	(6,033)	(1)	—	(6,435)
Net proceeds from sales of assets	—	—	441	—	—	441
Proceeds from the sale of investments	—	—	5,619	—	—	5,619

WESTMORELAND COAL COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONT.)

Receivable from customer for property and equipment purchases	—	—	(49)	—	—	(49)
Net cash provided by (used in) investing activities	(581)	(137)	(5,010)	3	—	(5,725)
Cash flows from financing activities:
Change in book overdrafts	—	—	820	—	—	820
Repayments of long-term debt	—	—	(6,565)	(8)	—	(6,573)
Borrowings on revolving lines of credit	—	—	6,000	—	—	6,000
Repayments on revolving lines of credit	—	—	(6,000)	—	—	(6,000)
Debt issuance costs and other refinancing costs	—	—	(156)	—	—	(156)
Dividends/distributions	(340)	(6,500)	(13,100)	—	19,600	(340)
Transactions with Parent/affiliates	(1,059)	(15)	4,212	1,681	(4,819)	—
Net cash provided by (used in) financing activities	(1,399)	(6,515)	(14,789)	1,673	14,781	(6,249)
Net increase (decrease) in cash and cash equivalents	(3,865)	262	12,896	(51)	—	9,242
Cash and cash equivalents, beginning of period	14,836	4,545	10,236	1,993	—	31,610
Cash and cash equivalents, end of period	$10,971	$4,807	$23,132	$1,942	$—	$40,852